Commitments and Contingencies	3 Months Ended
Aug. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Employment contracts

The Company’s executive officers have entered into employment contracts and confidentiality, non-disclosure and assignment of invention agreements. The employment agreements do not provide for the payment of any compensation to our executive officers but provide for the payment of $100,000 in severance upon termination of employment without cause and make no provisions for any payment upon a change of control.

Litigation

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Legal fees for such matters are expensed as incurred and we accrue for adverse outcomes as they become probable and estimable.